SCHEDULE OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets:
Lease liability	$ 247,048	$ 245,571
Net operating loss carryforwards-PRC	269,395	156,031
Valuation allowance	(222,732)	(154,293)	$ (261,846)
Total deferred tax assets	293,711	247,309
Deferred tax liabilities
Right-of-use assets	118,793	151,308
Total deferred tax liabilities	118,793	151,308
Net deferred tax assets	182,882	96,001
Net deferred tax liabilities	$ 7,964